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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                January 10, 2003
                   ------------------------------------------
                     Date of Report (Date of earliest event
                                    reported)

                         Oil-Dri Corporation of America
                   ------------------------------------------
                     (Exact name of registrant as specified
                                 in its charter)



             Delaware                  0-8675             36-2048898
     -----------------------     -----------------     ----------------
         (State or other            (Commission          (IRS Employer
         jurisdiction of            File Number)        Identification
          incorporation)                                     No.)



              410 North Michigan Avenue
                      Suite 400
                  Chicago, Illinois               60611-4213
             -----------------------------       ------------
                (Address of principal             (Zip Code)
                  executive offices)


                                 (312) 321-1515
                   ------------------------------------------
                          Registrant's telephone number





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ITEM 5.  OTHER EVENTS

      On January 10, 2003, the Registrant issued a press release announcing its intention to begin repurchases of shares of its Common Stock. A copy of the press release is attached as Exhibit 99, and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits: The following documents are attached as exhibits to this report:

Exhibit
NUMBER          DESCRIPTION

99              Press Release, dated January 10, 2003


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OIL-DRI CORPORATION OF AMERICA



                          By: /S/  CHARLES P. BRISSMAN
                              --------------------------------
                              Charles P. Brissman
                              Vice President and General Counsel




Date:  January 13, 2002

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RELEASE:                                            CONTACT:
Immediate                                           Ronda Williams
                                                    312-706-3232

                  OIL-DRI ANNOUNCES PLAN TO REPURCHASE STOCK

CHICAGO-January 10, 2003 - Oil-Dri Corporation of America (NYSE: ODC) announced today that it intends to repurchase shares of its common stock under previous authorizations approved by its Board of Directors. Under these authorizations, there are 446,610 remaining shares. The company last repurchased shares under these authorizations in December 1999.

Daniel S. Jaffee, President and Chief Executive Officer commented, "Market conditions and our strong cash position allow us to restart our share repurchases as a good investment in our future. We will make these purchases periodically, taking into account applicable regulations, market conditions and our future expansion opportunities."

                                      ###


OIL-DRI CORPORATION OF AMERICA IS THE WORLD'S LARGEST MANUFACTURER OF CAT LITTER AND A LEADING SUPPLIER OF SPECIALTY SORBENT PRODUCTS FOR INDUSTRIAL, AUTOMOTIVE, AGRICULTURAL, HORTICULTURAL AND SPECIALTY MARKETS.

THIS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY'S EXPECTED PERFORMANCE FOR FUTURE PERIODS, AND ACTUAL RESULTS FOR SUCH PERIODS MIGHT MATERIALLY DIFFER. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES WHICH INCLUDE, BUT ARE NOT LIMITED TO, COMPETITIVE FACTORS
IN THE CONSUMER MARKET; THE LEVEL OF SUCCESS IN IMPLEMENTATION OF PRICE INCREASES AND SURCHARGES; CHANGES IN OVERALL AGRICULTURAL DEMAND; CHANGES IN THE MARKET CONDITIONS, THE OVERALL ECONOMY, ENERGY PRICES, AND OTHER FACTORS DETAILED FROM TIME TO TIME IN THE COMPANY'S ANNUAL REPORT AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.